Exhibit 10.22(c)

Supplemental Agreement No. 3

to

Purchase Agreement No. 2060

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 767-400ER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of October 31, 2000, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2060 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 767-400ER aircraft, (Aircraft); and

WHEREAS, Boeing and Customer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Customer have mutually agreed to correct an error in the engine price; and

WHEREAS, Boeing and Customer have mutually agreed to revise the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Customer have mutually agreed to add a previously missing option to the list of optional features; and

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents:

Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 3.

2. Tables:

Remove and replace, in its entirety, "Table 1, Aircraft Delivery, Description, Price and Advance Payments" with the revised "Table 1, Aircraft Delivery, Description, Price and Advance Payments", attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the engine price correction.

  Exhibits:

Remove and replace, in its entirety, Exhibit A with the revised Exhibit A (attached hereto) to reflect an additional optional feature.

4. Letter Agreements:

Remove and replace, in its entirety, Letter Agreement
6-1162-GOC-084 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with the revised Letter Agreement 6-1162-GOC-084R1, attached hereto, to reflect a revision to the engine model CF6-80C2B8F.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ J. A. McGarvey  By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President - Finance

ARTICLES Revised By:

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table SA No. 3

EXHIBIT

A. Aircraft Configuration SA No. 3

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

BFE1. BFE Variables

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS Revised By:

2060-1 not used

2060-2 Demonstration Flights

2060-3 Spares Initial Provisioning

2060-4 Flight Crew Training Spares

2060-5 Escalation Sharing

6-1162-JMG-165 Installation of Cabin Systems Equipment SA No. 2

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1161-GOC-084R1 [CONFIDENTIAL MATERIAL SA No. 3

OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

6-1162-GOC-085 [CONFIDENTIAL MATERIAL

OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

6-1162-GOC-086 Special Matters

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 December 18, 1997

Supplemental Agreement No. 2 June 8, 1999

Supplemental Agreement No. 3 October 31, 2000

Table 1

to Purchase Agreement No. 2060

Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A to Purchase Agreement Number 2060

AIRCRAFT CONFIGURATION

Dated  October 31, 2000

relating to

BOEING MODEL 767-400ER AIRCRAFT

The Detail Specification is Boeing Detail Specification D019T001-CAL-64E1 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Configuration Specification D019T003, revision A, dated March 13, 1997 as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019TCR1-CAL-64E1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

October 31, 2000

6-1162-GOC-084R1

Continental Airlines, Inc.

1600 Smith

Houston, TX 77002

Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference: Purchase Agreement No. 2060 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 767-400ER aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-GOC-084 dated October 10, 1997.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By     /s/ J. A. McGarvey

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October  31, 2000

Continental Airlines, Inc.

By   /s/ Gerald Laderman

Its Senior Vice President - Finance

Attachment to Letter Agreement

No. 6-1162-GOC-084R1

CF6-80C2B8F Engines

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]